                                                                                                       EXHIBIT 99.1
                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Navistar International Corporation (the "Company") on Form 10-Q for
the period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I,  John R. Horne,  Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)  The Report fully complies with the  requirements of Section 13(a)  or 15(d)  of the Securities Exchange
         Act of 1934; and

    (2)  The information  contained  in  the  Report fairly presents,  in  all  material respects, the financial condition and result of operations of the Company.

/s/ John R. Horne
-------------------------------
John R. Horne
Chief Executive Officer
September 13, 2002

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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